                                                Exhibit 99.1
[Ernst & Young LLP Letterhead]
          ERNST & YOUNG LLP             Phone: 412 644 7800
          One Oxford Centre             www.ey.com
          Pittsburgh, Pennsylvania 15219

      Report of Independent Auditors on Agreements With
             State Street Bank and Trust Company

Audit Committee
The PNC Financial Services Group, Inc.

We have audited, in accordance with generally accepted auditing standards, the consolidated balance sheet of The PNC Financial Services Group, Inc. and subsidiaries (including PNC Mortgage Securities Corp. (PNCMSC)) as of December 31, 1999, and the related consolidated statements of income, shareholders' equity, and cash flows for the year then ended, and have issued our report thereon dated January 20, 2000.

In connection with our audit of the consolidated financial statements referred to above, nothing came to our attention that caused us to believe that PNCMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreements between PNCMSC and State Street
Bank and Trust Company (State Street Bank), as listed for each series of certificates described in the accompanying schedule (Schedule I), insofar as they relate to accounting matters. However, our audit of the consolidated financial statements was not directed primarily toward obtaining knowledge of noncompliance.

In connection with our audit of the consolidated financial statements referred to above, nothing came to our attention that caused us to believe that PNCMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreement between Pamex Mortgage Trust 1999-A (Issuer), PNCMSC (Master Servicer), Pamex Funding, Inc. (Depositor), and State Street Bank (Indenture Trustee) as listed for the certificate described in the accompanying schedule (Schedule II), insofar as they relate to accounting matters. However, our audit of the consolidated financial statements was not directed primarily toward obtaining knowledge of noncompliance.

This report is intended solely for use by the audit committee, management, and State Street Bank, and should not be used for any other purpose. However, this report may become a matter of public record as a result of being included as an exhibit to certain Form 10-Ks filed with the Securities and Exchange Commission on behalf of the trusts that are established in connection with the series of certificates listed on the accompanying schedule.

                              /s/ Ernst & Young LLP

January 20, 2000

                         Schedule I
                 Schedule of Agreements With
             State Street Bank and Trust Company

Description                          		    Sections
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

POOLING AND SERVICING AGREEMENT, $107,435,372.77,   3.02, 3.03,
Sears Mortgage Securities Corporation, COFI         3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1991-H,  3.11, 3.12,
Cut-Off Date: July 1, 1991                          3.13

POOLING AND SERVICING AGREEMENT, $252,233,481.96    3.02, 3.03,
(Approximate), Sears Mortgage Securities            3.04, 3.05,
Corporation, COFI Mortgage Pass-Through             3.11, 3.12,
Certificates, Series 1991-I (Certificate Trust      3.13
Fund), Mortgage Trust Pass-Through Certificates,
Series 1991-I (Mortgage Trust Fund), Cut-Off Date:
August 1, 1991

POOLING AND SERVICING AGREEMENT, $297,626,106       3.02, 3.03,
(Approximate), Sears Mortgage Securities            3.04, 3.05,
Corporation, LIBOR Mortgage Pass-Through            3.11, 3.12,
Certificates, Series 1991-J (Certificate Trust      3.13
Fund), Mortgage Trust Pass-Through Certificates,
Series 1991-J (Mortgage Trust Fund), Cut-Off Date:
August 1, 1991

POOLING AND SERVICING AGREEMENT, $127,859,031.91    3.02, 3.03,
(Approximate), Sears Mortgage Securities            3.04, 3.05,
Corporation, LIBOR Mortgage Pass-Through            3.11, 3.12,
Certificates, Series 1991-K (Certificate Trust      3.13
Fund), Intermediate Trust Pass-Through
Certificates, Series 1991-K (Intermediate Trust
Fund), Mortgage Trust Pass-Through Certificates,
Series 1991-K (Mortgage Trust Fund), Cut-Off Date:
September 1, 1991

POOLING AND SERVICING AGREEMENT, $229,731,871.46,   3.02, 3.03,
Sears Mortgage Securities Corporation, LIBOR        3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1991-M,  3.11, 3.12,
Cut-Off Date: November 1, 1991                      3.13

POOLING AND SERVICING AGREEMENT, $148,599,249.98,   3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-  3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series     3.11, 3.12,
1992-8, Cut-Off Date: May 1, 1992                   3.13

                         Schedule I
                 Schedule of Agreements With
             State Street Bank and Trust Company

Description                          		    Sections
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
POOLING AND SERVICING AGREEMENT, $113,854,367.50, 3.02, 3.03, Sears Mortgage Securities Corporation, Adjustable- 3.04, 3.05, Rate Mortgage Pass-Through Certificates, Series 3.11, 3.12,
1992-12, Cut-Off Date: July 1, 1992                 3.13

POOLING AND SERVICING AGREEMENT, $112,907,447.57,   3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-  3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series     3.11, 3.12,
1992-18, Cut-Off Date: September 1, 1992            3.13

POOLING AND SERVICING AGREEMENT, $95,240,927.23,    3.02, 3.03,
Sears Mortgage Securities Corporation, Mortgage     3.04, 3.05,
Pass-Through Certificates, Series 1992-20           3.11, 3.12,
(Certificate Trust), Mortgage Trust Pass-Through    3.13
Certificates, Series 1992-20 (Mortgage Trust),
Cut-Off Date: November 1, 1992

POOLING AND SERVICING AGREEMENT, $154,459,134.29,   3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-  3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series     3.11, 3.12,
1992-21, Cut-Off Date: December 1, 1992             3.13

POOLING AND SERVICING AGREEMENT, $155,483,857.34,   3.02, 3.03,
Sears Mortgage Securities Corporation, Adjustable-  3.04, 3.05,
Rate Mortgage Pass-Through Certificates, Series     3.11, 3.12,
1992 PR-1, Cut-Off Date: November 1, 1992           3.13

POOLING AND SERVICING AGREEMENT, $153,608,000.00,   3.02, 3.03,
Sears Mortgage Securities Corporation, Mortgage     3.04, 3.05,
Pass-Through Certificates, Series 1993-5, Cut-Off   3.11, 3.12,
Date: May 1, 1993                                   3.13

POOLING AND SERVICING AGREEMENT, $329,894,608.04,   3.02, 3.03,
PNC Mortgage Securities Corporation, Mortgage       3.04, 3.05,
Pass-Through Certificates,  Series 1996-1, Cut-Off  3.11, 3.12,
Date:  May 1, 1996                                  3.13

                         Schedule I
                 Schedule of Agreements With
             State Street Bank and Trust Company

Description                          		    Sections
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
POOLING AND SERVICING AGREEMENT, Dated as of 3.02, 3.03, October 1, 1998, Series 1998-1, Mortgage Pass- 3.04, 3.05, Through Certificates, Cut-Off Date: October 1, 3.11, 3.12,
1998                                                3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$781,765,822.75, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1998-7,  3.11, 3.12,
Cut-Off Date:  August 1, 1998                       3.13

POOLING  AND  SERVICING  AGREEMENT,  $701,661,871,  3.02, 3.03,
PNC Mortgage Securities Corp., Mortgage Pass-       3.04, 3.05,
Through Certificates, Series 1998-8, Cut-Off Date:  3.11, 3.12,
September 1, 1998                                   3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$460,206,255.66, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1998-9,  3.11, 3.12,
Cut-Off Date:  September 1, 1998                    3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$1,688,837,275, PNC Mortgage Securities Corp.,      3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1998-    3.11, 3.12,
10, Cut-Off Date:  October 1, 1998                  3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$750,084,532.16, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1998-    3.11, 3.12,
11, Cut-Off Date:  October 1, 1998                  3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$1,492,672,082.38, PNC Mortgage Securities Corp.,   3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-1,  3.11, 3.12,
Cut-Off Date:  January 1, 1999                      3.13

                         Schedule I
                 Schedule of Agreements With
             State Street Bank and Trust Company

Description                          		    Sections
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$1,146,693,168.34, PNC Mortgage Securities Corp.,   3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-2,  3.11, 3.12,
Cut-Off Date:  February 1, 1999                     3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$997,982,427.62, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-3,  3.11, 3.12,
Cut-Off Date:  March 1, 1999                        3.13

POOLING  AND  SERVICING  AGREEMENT,  $990,819,514,  3.02, 3.03,
PNC Mortgage Securities Corp., Mortgage Pass-       3.04, 3.05,
Through Certificates, Series 1999-4, Cut-Off Date:  3.11, 3.12,
April 1, 1999                                       3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$1,083,142,111.37, PNC Mortgage Securities Corp.,   3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-5,  3.11, 3.12,
Cut-Off Date:  May 1, 1999                          3.13

POOLING  AND  SERVICING  AGREEMENT,  $278,421,463,  3.02, 3.03,
PNC Mortgage Securities Corp., Mortgage Pass-       3.04, 3.05,
Through Certificates, Series 1999-7, Cut-Off Date:  3.11, 3.12,
May 1, 1999                                         3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$268,748,626.90, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-6,  3.11, 3.12,
Cut-Off Date:  June 1, 1999                         3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$904,347,651.68, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-8,  3.11, 3.12,
Cut-Off Date:  July 1, 1999                         3.13

                         Schedule I
                 Schedule of Agreements With
             State Street Bank and Trust Company

Description                          		    Sections
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$1,019,557,577.36, PNC Mortgage Securities Corp.,   3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-9,  3.11, 3.12,
Cut-Off Date:  August 1, 1999                       3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$431,192,332.91, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-    3.11, 3.12,
10, Cut-Off Date:  September 1, 1999                3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$565,604,472.99, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-    3.11, 3.12,
11, Cut-Off Date:  October 1, 1999                  3.13

POOLING  AND  SERVICING  AGREEMENT,                 3.02, 3.03,
$381,850,942.21, PNC Mortgage Securities Corp.,     3.04, 3.05,
Mortgage Pass-Through Certificates, Series 1999-    3.11, 3.12,
12, Cut-Off Date:  December 1, 1999                 3.13

PARTICIPATION  AND  SERVICING  AGREEMENT, Dated as        (a)
of February 1, 1996, Series 1996 PA-3,  Mortgage
Participation Certificates, Closing Date:
February 29, 1996,  Cut-Off Date:  February 1,
1996

PARTICIPATION  AND  SERVICING   AGREEMENT,  Dated         (a)
as of February 1, 1996, Series 1996 PA-4,
Mortgage Participation Certificates

PARTICIPATION  AND  SERVICING  AGREEMENT,  Dated          (a)
as of April 1, 1996, Series 1996 PA-7, Mortgage
Participation Certificates, Closing Date:  April
15, 1996, Cut-Off Date:  April 1, 1996

PARTICIPATION  AND  SERVICING  AGREEMENT, Dated as        (a)
of June 1, 1996, Series 1996 PA-8, Mortgage
Participation Certificates, Closing Date:  June
28, 1996, Cut-Off Date:  June 1, 1996

                         Schedule I
                 Schedule of Agreements With
             State Street Bank and Trust Company

Description                          		    Sections
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(a)  Servicing in compliance with the terms of this agreement.

                         Schedule II
                 Schedule of Agreement With
             State Street Bank and Trust Company

Description                          		    Sections
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
TRANSFER AND SERVICING AGREEMENT, Dated as of July  (a)
1, 1999, Pamex Mortgage Trust 1999-A Mortgage
Backed Notes, Series 1999-A between sections of the agreement between Pamex Mortgage Trust 1999-A
(Issuer), PNCMSC (Master Servicer), Pamex Funding,
Inc. (Depositor), and State Street Bank (Indenture
Trustee)

(a)  Servicing in compliance with the terms of this agreement.